Exhibit 99.1

Reconciliation of Non-GAAP Financial Measures

AMCC reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization and impairments of purchased intangibles and goodwill, acquired in-process research and development charges, stock-based compensation charges, litigation settlement costs, realized gains on strategic equity investments, payroll tax on certain stock option exercises and expenses related to stock option investigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the Company’s internal investigation and the defense of derivative lawsuits arising from the internal investigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company.

The tables that follow reconcile the historical non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures. The Company has not provided a reconciliation of forward-looking non-GAAP financial measures reported by the Company due to the difficulty in forecasting and quantifying the exact amount of certain items that will be excluded from the non-GAAP financial measures but included in the comparable GAAP financial measures when reported. These items, some of which are listed above, are dependent upon future market conditions and valuations that the Company cannot determine in advance.

Applied Micro Circuits Corporation

GAAP Consolidated Statements of Operations

(unaudited)

(in thousands, except per share data)

	FY05					FY06					FY07
	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY06	Q1	Q2	FY07 YTD
Net revenues	$67,402	$61,069	$61,081	$64,204	$253,756	$64,673	$64,935	$65,243	$66,993	$261,844	$69,679	$76,364	$146,043
Cost of revenues	31,492	31,529	30,159	30,073	123,253	30,833	31,093	30,017	30,449	122,392	31,528	35,536	67,064

Gross profit	35,910	29,540	30,922	34,131	130,503	33,840	33,842	35,226	36,544	139,452	38,151	40,828	78,979

Operating expenses:
Research and development	30,990	31,702	31,411	24,562	118,665	22,974	23,161	22,775	22,170	91,080	22,839	24,853	47,692
Selling, general and administrative	14,378	15,298	15,887	14,258	59,821	15,550	14,344	14,239	14,263	58,396	17,000	17,312	34,312
Stock-based compensation:
Research and development (1)	1,032	915	752	708	3,407	696	674	654	666	2,690	—	—	—
Selling, general and administrative (1)	1,323	2,202	876	858	5,259	785	783	783	1,410	3,761	—	—	—
Amortization of purchased intangibles	1,557	1,962	1,833	1,608	6,960	1,267	1,107	1,107	1,107	4,588	1,107	1,188	2,295
Impairment of purchased intangibles	—	—	27,330	—	27,330	—	—	—	—	—	—	—	—
Impairment of goodwill	—	—	—	—	—	—	—	—	131,216	131,216	—	—	—
In-process R&D charge	13,400	—	—	—	13,400	—	—	—	—	—	—	13,300	13,300
Restructuring charges	—	310	8,079	1,233	9,622	—	3,559	1,339	7,704	12,602	1,247	1,419	2,666
Litigation settlement, net	—	—	28,900	350	29,250	—	—	—	—	—	—	—	—

Total operating expenses	62,680	52,389	115,068	43,577	273,714	41,272	43,628	40,897	178,536	304,333	42,193	58,072	100,265

Operating loss	(26,770)	(22,849)	(84,146)	(9,446)	(143,211)	(7,432)	(9,786)	(5,671)	(141,992)	(164,881)	(4,042)	(17,244)	(21,286)
Interest and other income, net	5,281	4,530	4,780	4,108	18,699	3,404	3,537	4,940	3,992	15,873	3,365	3,429	6,794

Loss before income taxes	(21,489)	(18,319)	(79,366)	(5,338)	(124,512)	(4,028)	(6,249)	(731)	(138,000)	(149,008)	(677)	(13,815)	(14,492)

Income tax expense (benefit)	335	—	2,526	—	2,861	176	175	(1,315)	328	(636)	140	74	214

Net income (loss)	$(21,824)	$(18,319)	$(81,892)	$(5,338)	$(127,373)	$(4,204)	$(6,424)	$584	$(138,328)	$(148,372)	$(817)	$(13,889)	$(14,706)

Income (Loss) per share:
Diluted income (loss) per share	$(0.07)	$(0.06)	$(0.27)	$(0.02)	$(0.41)	$(0.01)	$(0.02)	$0.00	$(0.47)	$(0.49)	$(0.00)	$(0.05)	$(0.05)

Shares used in calculating diluted income (loss) per share	311,519	310,128	307,729	308,448	309,456	306,327	305,476	299,049	294,442	300,841	291,178	281,762	286,470

(1)	Stock-based compensation expense for these periods has been included within their natural classifications

Applied Micro Circuits Corporation

Reconciliation of GAAP to Non-GAAP Net Income/Loss

(unaudited)

(in thousands, except per share data)

	FY05					FY06					FY07
	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY06	Q1	Q2	FY07 YTD
GAAP net income/ loss	$(21,824)	$(18,319)	$(81,892)	$(5,338)	$(127,373)	$(4,204)	$(6,424)	$584	$(138,328)	$(148,372)	$(817)	$(13,889)	$(14,706)
Adjustments:
Stock-based compensation charges	2,510	3,246	1,975	1,514	9,245	1,507	1,478	1,458	2,097	6,540	2,511	2,677	5,188
Amortization of purchased intangibles	8,259	9,539	7,884	6,805	32,487	6,463	6,305	4,732	4,732	22,232	4,733	5,941	10,674
Impairments of purchased intangibles	—	—	27,330	—	27,330	—	—	—	—	—	—	—	—
Impairment of goodwill	—	—	—	—	—	—	—	—	131,216	131,216	—	—	—
In-process R&D charge	13,400	—	—	—	13,400	—	—	—	—	—	—	13,300	13,300
Restructuring charges	—	310	8,079	1,233	9,622	—	3,559	1,339	7,704	12,602	1,247	1,419	2,666
Litigation settlement, net	—	—	28,900	350	29,250	—	—	—	—	—	—	—	—
Realized gains on strategic equity investments	—	—	—	—	—	—	—	(672)	—	(672)	—	—	—
Payroll taxes on certain stock option exercises	2	—	—	10	12	—	—	1	2	3	1	—	1
Income tax adjustments	(255)	1,149	3,670	(1,006)	3,558	(691)	(945)	(2,663)	(1,377)	(5,676)	(94)	(212)	(306)
Expenses related to stock option investigation	—	—	—	—	—	—	—	—	—	—	1,113	1,668	2,781

Total GAAP to non-GAAP adjustments	23,916	14,244	77,838	8,906	124,904	7,279	10,397	4,195	144,374	166,245	9,511	24,793	31,523

Non-GAAP net income (loss)	$2,092	$(4,075)	$(4,054)	$3,568	$(2,469)	$3,075	$3,973	$4,779	$6,046	$17,873	$8,694	$10,904	$16,817

Income (loss) per share:
GAAP loss per share	$(0.07)	$(0.06)	$(0.27)	$(0.02)	$(0.41)	$(0.01)	$(0.02)	$0.00	$(0.47)	$(0.49)	$(0.00)	$(0.05)	$(0.05)
GAAP to non-GAAP adjustments	0.08	0.05	0.26	0.03	0.40	0.02	0.03	0.01	0.49	0.55	0.03	0.09	0.11

Non-GAAP income (loss) per share	$0.01	$(0.01)	$(0.01)	$0.01	$(0.01)	$0.01	$0.01	$0.02	$0.02	$0.06	$0.03	$0.04	$0.06

Reconciliation of shares used in calculating the non-GAAP income (loss) per share:
GAAP diluted shares used	311,519	310,128	307,729	308,448	309,456	306,327	305,476	299,049	294,442	300,841	291,178	281,762	286,470
Adjustment for dilutive securities	6,808	—	—	1,972	—	1,030	1,680	—	2,119	1,690	948	824	886

Non-GAAP shares used in the EPS calculation	318,327	310,128	307,729	310,420	309,456	307,357	307,156	299,049	296,561	302,531	292,126	282,586	287,356

Applied Micro Circuits Corporation

Schedule of Selected GAAP to Non-GAAP Adjustments

(unaudited)

(in thousands)

	FY05					FY06					FY07
	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY06	Q1	Q2	FY07 YTD
REVENUES	$67,401	$61,069	$61,081	$64,204	$253,755	$64,673	$64,935	$65,243	$66,993	$261,844	$69,679	$76,364	$146,043
GROSS PROFIT -
GAAP gross profit	$35,910	$29,540	$30,922	$34,131	$130,503	$33,840	$33,842	$35,226	$36,544	$139,452	$38,151	$40,828	$78,979
Stock-based compensation expense	155	129	347	43	674	26	21	21	21	89	134	157	291
Amortization of purchased intangibles	6,702	7,577	6,051	5,197	25,527	5,196	5,198	3,625	3,625	17,644	3,626	4,753	8,379

Non-GAAP gross profit	$42,767	$37,246	$37,320	$39,371	$156,704	$39,062	$39,061	$38,872	$40,190	$157,185	$41,911	$45,738	$87,649

GAAP gross margin	53.3%	48.4%	50.6%	53.2%	51.4%	52.3%	52.1%	54.0%	54.5%	53.3%	54.8%	53.5%	54.1%
Non-GAAP gross margin	63.5%	61.0%	61.1%	61.3%	61.8%	60.4%	60.2%	59.6%	60.0%	60.0%	60.1%	59.9%	60.0%
OPERATING EXPENSES -
GAAP operating expenses	$62,680	$52,389	$115,068	$43,577	$273,714	$41,272	$43,628	$40,897	$178,536	$304,333	$42,193	$58,072	$100,265
Stock-based compensation expense	2,355	3,117	1,628	1,566	8,666	1,481	1,457	1,437	2,076	6,451	2,377	2,520	4,897
Amortization of purchased intangibles	1,557	1,962	1,833	1,608	6,960	1,267	1,107	1,107	1,107	4,588	1,107	1,188	2,295
Impairment of purchased intangibles	—	—	27,330	—	27,330	—	—	—	—	—	—	—	—
Impairment of goodwill	—	—	—	—	—	—	—	—	131,216	131,216	—	—	—
Restructuring charges	—	310	8,079	1,233	9,622	—	3,559	1,339	7,704	12,602	1,247	1,419	2,666
In-process R&D charge	13,400	—	—	—	13,400	—	—	—	—	—	—	13,300	13,300
Payroll taxes on certain stock option exercises	2	—	—	10	12	—	—	1	2	3	1	—	1
Litigation settlement, net	—	—	28,900	350	29,250	—	—	—	—	—	—	—	—
Expenses related to stock option investigation	—	—	—	—	—	—	—	—	—	—	1,113	1,668	2,781

Non-GAAP operating expenses	$45,366	$47,000	$47,298	$38,810	$178,474	$38,524	$37,505	$37,013	$36,431	$149,473	$36,348	$37,977	$74,325

GAAP operating margin as %age of revenue	-39.7%	-37.4%	-137.8%	-14.7%	-56.4%	-11.5%	-15.1%	-8.7%	-212.0%	-63.0%	-5.8%	-22.6%	-14.6%
Non-GAAP operating margin as %age of revenue	-3.9%	-16.0%	-16.3%	0.9%	-8.6%	0.8%	2.4%	2.8%	5.6%	2.9%	8.0%	10.2%	9.1%
OTHER INCOME (EXPENSE), NET -
GAAP other income (expense), net	$5,281	$4,530	$4,780	$4,108	$18,699	$3,404	$3,537	$4,940	$3,992	$15,873	$3,365	$3,429	$6,794
Realized gains on strategic equity investments	—	—	—	—	—	—	—	(672)	—	(672)	—	—	—

Non-GAAP other income (expense), net	$5,281	$4,530	$4,780	$4,108	$18,699	$3,404	$3,537	$4,268	$3,992	$15,201	$3,365	$3,429	$6,794

Pre-tax net income (loss) as a %age of revenue—GAAP	-31.9%	-30.0%	-129.9%	-8.3%	-49.1%	-6.2%	-9.6%	-1.1%	-206.0%	-56.9%	-1.0%	-18.1%	-9.9%
Pre-tax net income (loss) as a %age of revenue—Non-GAAP	4.0%	-8.6%	-8.5%	7.3%	-1.2%	6.1%	7.8%	9.4%	11.6%	8.8%	12.8%	14.7%	13.8%
INCOME TAX EXPENSE (BENEFIT) -
GAAP income tax expense (benefit)	$335	$—	$2,526	$—	$2,861	$176	$175	$(1,315)	$328	$(636)	$140	$74	$214
Income tax adjustments	255	(1,149)	(3,670)	1,006	(3,558)	691	945	2,663	1,377	5,676	94	212	306

Non-GAAP income tax expense (benefit)	$590	$(1,149)	$(1,144)	$1,006	$(697)	$867	$1,120	$1,348	$1,705	$5,040	$234	$286	$520

RESEARCH AND DEVELOPMENT -
GAAP research and development	$32,022	$32,617	$32,163	$25,270	$122,072	$23,670	$23,835	$23,429	$22,836	$93,770	$22,839	$24,853	$47,692
Stock-based compensation expense	1,032	915	752	708	3,407	696	674	654	666	2,690	1,069	1,028	2,097
Payroll taxes on certain stock option exercises	—	—	—	7	7	—	—	1	1	2	—	—	—

Non-GAAP research and development	$30,990	$31,702	$31,411	$24,555	$118,658	$22,974	$23,161	$22,774	$22,169	$91,078	$21,770	$23,825	$45,595

SELLING, GENERAL AND ADMINISTRATIVE -
GAAP selling, general and administrative	$15,701	$17,500	$16,763	$15,116	$65,080	$16,335	$15,127	$15,022	$15,673	$62,157	$17,000	$17,312	$34,312
Stock-based compensation expense	1,323	2,202	876	858	5,259	785	783	783	1,410	3,761	1,308	1,492	2,800
Payroll taxes on certain stock option exercises	2	—	—	3	5	—	—	—	1	1	1	—	1
Expenses related to stock option investigation	—	—	—	—	—	—	—	—	—	—	1,113	1,668	2,781

Non-GAAP selling, general and administrative	$14,376	$15,298	$15,887	$14,255	$59,816	$15,550	$14,344	$14,239	$14,262	$58,395	$14,578	$14,152	$28,730

Applied Micro Circuits Corporation

GAAP Consolidated Balance Sheets and Other Metrics

(unaudited)

(in thousands, except inventory turns data)

	FY05				FY06				FY07
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$475,252	$410,576	$405,970	$423,392	$379,371	$369,507	$350,810	$335,665	$336,110	$265,776
Accounts receivable, net	34,775	27,872	22,304	28,601	23,694	26,365	22,390	26,324	31,103	36,967
Inventories	14,075	18,842	19,847	18,014	16,399	18,697	20,648	24,941	26,333	34,128
Other current assets	15,100	17,362	46,623	51,448	15,585	14,937	14,999	12,618	14,918	14,436

Total current assets	539,202	474,652	494,744	521,455	435,049	429,506	408,847	399,548	408,464	351,307
Intangible assets	587,782	578,206	544,892	534,514	528,051	521,746	517,014	381,066	376,333	427,809
Property and equipment, net	40,996	39,762	47,102	44,461	44,668	41,076	38,237	36,127	33,394	33,438
Other assets	1,656	1,769	1,999	1,965	2,071	2,493	8,269	8,685	9,066	9,716

Total Assets	$1,169,636	$1,094,389	$1,088,737	$1,102,395	$1,009,839	$994,821	$972,367	$825,426	$827,257	$822,270

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,385	$26,163	$14,164	$24,016	$19,747	$25,984	$28,268	24,656	$28,729	$29,673
Accrued payroll and related expenses	14,337	11,219	11,730	10,101	9,944	8,132	8,525	7,409	9,893	8,104
Other accrued liabilities	33,085	29,565	94,030	87,107	20,466	20,345	21,289	27,017	24,809	24,819
Deferred revenue	4,118	4,036	3,897	3,939	3,281	3,655	3,358	3,536	3,599	3,278
Current portion of long-term debt and capital lease obligations	233	171	103	34	7	—	—	—	—	—

Total current liabilities	77,158	71,154	123,924	125,197	53,445	58,116	61,440	62,618	67,030	65,874

Stockholders’ equity:
Common stock	3,118	3,081	3,078	3,083	3,054	3,027	2,933	2,954	2,832	2,817
Deferred compensation	(19,463)	(14,228)	(10,978)	(9,101)	(7,507)	(5,869)	(4,377)	(2,087)	—	—
Additional paid-in capital	6,036,381	5,971,370	5,992,833	6,013,958	5,992,428	5,980,206	5,956,113	5,945,555	5,943,581	5,946,278
Retained earnings (deficit)	(4,918,326)	(4,936,645)	(5,018,537)	(5,023,875)	(5,028,079)	(5,034,503)	(5,033,919)	(5,172,247)	(5,173,064)	(5,186,953)
Accumulated other comprehensive income or loss	(9,232)	(343)	(1,583)	(6,867)	(3,502)	(6,156)	(9,823)	(11,367)	(13,122)	(5,746)

Total stockholders’ equity	1,092,478	1,023,235	964,813	977,198	956,394	936,705	910,927	762,808	760,227	756,396

Total Liabilities and Stockholders’ Equity	$1,169,636	$1,094,389	$1,088,737	$1,102,395	$1,009,839	$994,821	$972,367	$825,426	$827,257	$822,270

GAAP inventory turns	8.9	6.7	6.1	6.7	7.5	6.7	5.8	4.9	4.8	4.2
Non-GAAP inventory turns	7.0	5.1	4.8	5.5	6.2	5.5	5.1	4.3	4.2	3.3

5